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                                                                    EXHIBIT 10.8


                      ASSUMPTION AND MODIFICATION AGREEMENT

         ASSUMPTION AND MODIFICATION AGREEMENT (this "AGREEMENT") is entered into on September 18, 1998, to be effective as of July 16, 1998, between INET TECHNOLOGIES, INC., a Delaware corporation ("BORROWER"), successor by merger to INET, Inc., a Texas corporation ("OLD INET"), and NATIONSBANK, N.A., a national banking association, successor in interest by merger to NationsBank of Texas, N.A. ("LENDER").

                                 R E C I T A L S

         1. Old INET and Lender are parties to that certain Loan Agreement (as modified, amended, renewed, extended, and restated from time to time, the "LOAN AGREEMENT") dated as of June 26, 1997 providing for a revolving credit and letter of credit facility in the amount of $10,000,000.00.

         2. The obligations of Old INET pursuant to the Loan Agreement are evidenced by a Renewal Promissory Note dated as of June 15, 1998, executed by Old INET and payable the order of Lender in the original principal amount of $10,000,000.00 (the "INET NOTE").

         3. Effective as of July 16, 1998, Old INET and Borrower merged with Borrower being the surviving entity (the "INET MERGER").

         3. Borrower has requested that Lender consent to the INET Merger, provided that Borrower assumes and confirms the obligations, rights, liens, and security interests created under the Loan Agreement, the INET Note, and the other Loan Documents (as defined in the Loan Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this Agreement (a) terms defined in the Loan Agreement have the same meanings when used in this Agreement, and (b) references to "Sections" are to the Loan Agreement's sections.

         2. CONSENT. Subject to the terms and conditions contained herein, Lender hereby consents to the INET Merger.

         3. ASSUMPTION. Borrower hereby assumes all of the debts, obligations, and liabilities of Old INET under or pursuant to the Loan Documents.

         4. SUBSTITUTE NOTE; SECURITY AGREEMENT, AND FINANCING STATEMENTS. Contemporaneously with the execution hereof, Borrower shall execute and deliver to Lender the following documents (such documents, together with this Agreement being the "ASSUMPTION DOCUMENTS"):

         (a) a Substitute Renewal Promissory Note dated effective as of July 16, 1998, and payable to the order of Lender in the original principal amount of $10,000,000.00 (the "SUBSTITUTE NOTE"), which Substitute Note is in substitution and replacement of the INET Note;

         (b) a Security Agreement executed by Borrower in favor of Lender; and

         (c) Uniform Commercial Code Financing Statements executed by Borrower.



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         5.  AMENDMENTS.

         (a) All references in the Loan Documents to Old INET shall be to Borrower.

         (b) All references in the Loan Documents to the INET Note shall henceforth include references to the Substitute Note as such note may, from time to time, be amended, modified, extended, renewed, and/or increased.

         (c) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

         6. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by the Assumption Documents, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by the Assumption Documents and continue to guarantee, assure, and secure full payment and performance of the present and future Loans, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

         7. REPRESENTATIONS. Borrower represents and warrants to Lender that as of the date of this Agreement: (a) the Assumption Documents have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the Guarantors of the Assumption Documents; (c) the Loan Documents, as amended by the Assumption Documents, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms; (d) the execution, delivery, and performance by Borrower and each Guarantor of the Assumption Documents do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) after giving effect to the Assumption Documents, no Potential Default or Event of Default exists.

         8. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         9. CONDITIONS PRECEDENT. This Agreement shall not be effective unless and until: (a) Lender receives executed counterparts of the Assumption Documents and the documents listed on EXHIBIT A attached hereto; and (b) the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement.

         10. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts with the same


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effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         11. ENTIRETIES. THE LOAN AGREEMENT AS AMENDED BY THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE LOAN AGREEMENT AS AMENDED BY THIS AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         12. PARTIES. This Agreement binds and inures to Borrower and Lender, and their respective successors and permitted assigns.


     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

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EXECUTED as of the date first stated above.

                                BORROWER:

                                INET TECHNOLOGIES, INC., a Delaware corporation


                                By: /s/ WILLIAM MINA
                                   -------------------------------------------
                                   William Mina
                                   Senior Vice President



                                LENDER:

                                NATIONSBANK, N.A., a national banking
                                association, successor in interest by merger to NationsBank of Texas, N.A.


                                By: /s/ RUSSELL P. HARTSFIELD
                                   -------------------------------------------
                                   Russell P. Hartsfield
                                   Senior Vice President

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         To induce Lender to enter into the Assumption Documents, each of the undersigned jointly and severally (a) consent and agree to the INET Merger and the Assumption Documents' execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the INET Merger or the Assumption Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Loans, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and their respective successors and permitted assigns, and (e) ratifies and confirms that the guaranty executed by such Person guarantees the obligations of Borrower, as successor by merger to Old INET.


                                   INET FOREIGN SALES CORPORATION, a
                                   corporation organized under the law of
                                   Barbados


                                   By: /s/ MARK A. WEINZIERL
                                      -------------------------------------
                                   Name:   Mark A. Weinzierl
                                        -----------------------------------
                                   Title:  Director
                                         ----------------------------------


                                   INET GLOBAL, LTD., a corporation organized under the law of Barbados


                                   By: /s/ MARK A. WEINZIERL
                                      -------------------------------------
                                   Name:   Mark A. Weinzierl
                                        -----------------------------------
                                   Title:  Director
                                         ----------------------------------


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